UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 22, 2017

EXELIXIS, INC. (Exact name of registrant as specified in its charter)

Delaware	0-30235	04-3257395
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

210 East Grand Ave.
South San Francisco, California 94080
(Address of principal executive offices) (Zip Code)

(650) 837-7000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement. .

On February 24, 2017, Exelixis, Inc. ("Exelixis") entered into a clinical trial collaboration agreement (the "Collaboration Agreement") with Bristol-Myers Squibb, or BMS, for the purpose of evaluating the combination of cabozantinib with nivolumab or cabozantinib with nivolumab and ipilimumab in various tumor types, including, in a planned phase 3 trial in first-line advanced renal cell carcinoma, and in potential additional trials in bladder cancer and hepatocellular carcinoma. Pursuant to the terms of the Collaboration Agreement, each party will grant to the other a non-exclusive, worldwide (within the collaboration territory as defined in the Collaboration Agreement), non-transferable, royalty-free license to use the other party’s compounds in the conduct of each clinical trial. The parties’ efforts will be governed through a joint development committee established to guide and oversee the collaboration’s operation. Each trial will be conducted under a combination investigational new drug application, unless otherwise required by a regulatory authority. Each party will be responsible for supplying drug product for the applicable clinical trial and costs for each such trial will be shared equally between the parties, unless two BMS compounds will be utilized in such trial, in which case BMS will bear two-thirds of the costs for such study treatment arms and we will bear one-third of the costs.
Unless earlier terminated, the Collaboration Agreement shall remain in effect until the completion of all clinical trials under the collaboration, all related trial data has been delivered to both parties and the completion of any then agreed upon analysis. The Collaboration Agreement may be terminated for cause by either party based on uncured material breach by the other party, bankruptcy of the other party or for safety reasons. Upon termination by either party, the licenses granted to each party to conduct a combined therapy trial will terminate.
The description of the Collaboration Agreement in this Current Report on Form 8-K does not purport to be complete and is qualified in its entirety by reference to the Agreement, a copy of which will be included as an exhibit to Exelixis’ Quarterly Report on Form 10-Q for the fiscal period ending March 31, 2017, to be filed with the Securities and Exchange Commission (“SEC”).
Forward-Looking Statements

This Item 1.01 contains forward-looking statements, including, without limitation, statements related to the potential to conduct additional clinical trials in various tumor types, including bladder cancer and hepatocellular carcinoma, under the Collaboration Agreement. These forward-looking statements are based upon Exelixis’ current plans, assumptions, beliefs and expectations. Forward-looking statements involve risks and uncertainties. Exelixis’ actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation: the complexities and challenges associated with regulatory review and the process to obtain the approvals necessary to initiate future clinical trials and the parties’ compliance with applicable legal and regulatory requirements; Exelixis’ dependence on its relationship with BMS to conduct clinical trials under the Collaboration Agreement, including the risk that BMS may not perform under the Collaboration Agreement as Exelixis expects; the difficulty and uncertainty of pharmaceutical product development and the uncertainty of clinical success; and other factors discussed under the caption “Risk Factors” in Exelixis’ quarterly report on Form 10-Q filed with the SEC on November 3, 2016, and in Exelixis’ future filings with the SEC, including, without limitation, Exelixis’ annual report on Form 10-K expected to be filed with the SEC on February 27, 2017. Exelixis expressly disclaims any duty, obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in Exelixis’ expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based.

Item 2.02	Results of Operations and Financial Condition.
On February 27, 2017, Exelixis issued a press release announcing its financial results for the quarter and full year ended December 30, 2016 and providing a corporate update. A copy of such press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 2.02, including the exhibit hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in this Item 2.02 and in the accompanying exhibit shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by Exelixis, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Named Executive Officer Compensation

2017 Salaries and Target Bonus Percentages. On February 22, 2017, the Compensation Committee of the Board of Directors (the “Board”) of Exelixis approved the 2017 base salaries and 2017 target cash bonus program and amounts, expressed as a percentage of 2017 base salaries, for Exelixis' principal executive officer, principal financial officer and other named executive officers as defined under applicable securities laws (together the "Executive Officers"). Cash bonuses under the 2017 bonus program are discretionary, but the Compensation Committee sets bonus targets (expressed as a percentage of base salary) based on the seniority of the applicable position and takes into account the achievement of company-wide and applicable department performance objectives. Exelixis' goals for 2017 were approved by the Board and include both commercial, research and development and business goals. The Compensation Committee exercises broad discretion in determining the amount of cash bonuses and does not attempt to quantify the level of achievement of corporate goals or the extent to which each Executive Officer’s department contributed to Exelixis' overall success. Whether or not a bonus is paid for 2017 is within the discretion of the Board. The actual bonus awarded for 2017, if any, may be more or less than the target, depending on individual performance and the achievement of Exelixis' overall objectives.The 2017 base salaries and 2017 target cash bonus amounts for each of our Executive Officers are set forth below:

Executive Officer	2017 Annual Base Salary	2017 Target Cash Bonus (% of 2017 Base Salary)
Michael M. Morrissey, Ph.D.	$901,000	75%
Christopher J. Senner	$567,000	45%
Gisela M. Schwab, M.D.	$636,000	50%
Jeffrey J. Hessekiel, J.D.	$511,045	45%
Peter Lamb, Ph.D.	$476,100	45%
Deborah Burke	$356,036	35%

2016 Bonus Payments. On February 22, 2017, the Compensation Committee also approved cash bonus payments for each of Exelixis' Executive Officers. In consideration of both the exceptional services provided by each of the Executive Officers during 2016 and Exelixis' overall performance, the cash bonus payments exceeded the previously disclosed 2016 target cash bonus amounts set by the Compensation Committee in February 2016, by between 8 and 35 percentage points, as follows:

Executive Officer	2016 Target Cash Bonus (% of 2016 Base Salary)	2016 Bonus Payout (% of 2016 Base Salary)	2016 Bonus Payout
Michael M. Morrissey, Ph.D.	60%	94.1%	$800,000
Christopher J. Senner	45%	56.3%	$303,750
Gisela M. Schwab, M.D.	50%	62.5%	$375,000
Jeffrey J. Hessekiel, J.D.	45%	56.3%	$275,084
Peter Lamb, Ph.D.	45%	56.3%	$258,750
Deborah Burke	35%	43.75%	$149,058

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.
Exhibit
Number     Exhibit Description

99.1    Press Release issued February 27, 2017.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXELIXIS, INC.

February 27, 2017	/s/ JEFFREY J. HESSEKIEL
Date	Jeffrey J. Hessekiel
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit
Number     Exhibit Description

99.1    Press Release issued February 27, 2017.